                                                                   EXHIBIT 23.6


                          Independent Auditors' Consent


The Board of Directors
R.J. Steichen & Co.:

We consent to the inclusion in this registration statement of Stockwalk.com Group, Inc. on Form S-2 of our report dated October 27, 1999 for R.J. Steichen & Co., and to the reference to our firm under the heading "Experts" in the prospectus.


                                  /s/ KPMG LLP


Minneapolis, Minnesota
June 23, 2000